KEMPER
TOTAL RETURN FUND



ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED OCTOBER 31, 1997

LONG TERM INVESTING IN A SHORT-TERM WORLD (SM)

Seeking the highest total return, a combination of income and capital appreciation, consistent with reasonable risk.

"... We've adhered to our strategy, using Corrections to buy good quality companies when they've come down..."


                                                [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
18
REPORT OF INDEPENDENT AUDITORS
19
FINANCIAL STATEMENTS
21
NOTES TO FINANCIAL STATEMENTS
24
FINANCIAL HIGHLIGHTS


At A GLANCE

--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND TOTAL RETURNS
--------------------------------------------------------------------------------
 FOR THE YEAR ENDED OCTOBER 31, 1997 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                         18.95%
CLASS B                                         17.86%
CLASS C                                         17.92%
LIPPER BALANCED FUNDS CATEGORY AVERAGE*         19.51%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

                                    AS OF        AS OF
                                   10/31/97    10/31/96
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS A                             $11.34      $11.28
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS B                             $11.33      $11.27
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS C                             $11.34      $11.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY

                 CLASS A                CLASS B                 CLASS C
--------------------------------------------------------------------------------
1-YEAR      #189 of 343 funds      #228 of 343 funds      #226 of 343 funds
--------------------------------------------------------------------------------
5-YEAR       #63 of  99 funds              N/A                    N/A
--------------------------------------------------------------------------------
10-YEAR      #20 of  44 funds              N/A                    N/A
--------------------------------------------------------------------------------
15-YEAR      #20 of  28 funds              N/A                    N/A
--------------------------------------------------------------------------------
20-YEAR       #6 of  25 funds              N/A                    N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

 DURING THE FISCAL YEAR ENDED OCTOBER 31, 1997, KEMPER TOTAL RETURN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                     CLASS A       CLASS B    CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND      $0.3250     $0.2220     $0.2295
--------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN         $  0.43      $  0.43     $  0.43
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN         $  1.06      $  1.06     $  1.06
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
FIXED STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of October 31, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

CONSUMER NONDURABLES   Companies whose products are used on a regular basis,
such as soft drinks, household products and razor blades. They are usually considered defensive stocks since product demand tends to be consistent and not closely tied to the economy's strength.

PRICE-TO-EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters, also referred to as its P/E.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

Stephen B. Timbers is president, chief executive and chief investment officer of Zurich Kemper Investments, Inc. (ZKI). ZKI and its affiliates manage approximately $86 billion in assets, including $49 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.

DEAR SHAREHOLDERS,

Once again, investors experienced extreme market volatility in the month of October. Unlike the October corrections of 1987 and 1989, this year's market drop occurred at a time when the United States economy is remarkably healthy and resilient. As we have noted, the U.S. economy has been moving forward for several years with an alternating fast/slow pace that has proven successful in removing whatever excesses build from quarter to quarter. As a consequence, interest rates and the rate of inflation are both low and stable. Moreover, the federal budget deficit has been reduced to such an extent that discussion has now turned to what the government should do with a projected surplus in 1998.

  Fortunately, no part of our strong economic foundation was shaken by the market correction. If anything, the correction provided a short-lived and relatively painless lesson about the vulnerability of a highly valued market. When markets are high, everything -- economic news, corporate earnings and liquidity -- must go right. When markets are high -- as our equity market was for most of this year -- they are vulnerable to relatively minor disappointments.

  As you have read, of course, the direct source of the October correction was Southeast Asia, where the world's highest growth economies had been stumbling since the summer. These economies had become overextended, banks ran into trouble with bad loans and the local governments failed to take prompt action. The result was a domino effect of competitive devaluations of currencies, crashing markets and political chaos.

  But while Southeast Asia produced the event that led to the mini-panic in the U.S. equity market -- resulting in a 7 percent loss on October 27 -- the world quickly looked to the U.S. for solutions. When the U.S. market quickly rebounded, other markets became less volatile. Considering U.S. economic fundamentals and the relatively small effect that Southeast Asian problems have on U.S. companies as a whole, rational investors had to expect our market to bounce back. In fact, if the U.S. equity market had not been so highly valued, we would have expected the market's reaction to the Asian problems to be quite muted. For instance, if the Dow Jones Industrial Average had been closer to 7000 than to 8000, we would have expected that the market would have dropped only slightly.

  But as we have said before, today's markets move very fast. We experienced in one day the kind of correction that we used to experience over a six-month period. By Wednesday, November 19, the Dow Jones Industrial Average had climbed back to where it was before Gray Monday, October 27, 1997. It took only 26 days to recoup -- contrast that with the 463 days needed to recoup from Black Monday. The market did not recover from its 22.6 percent October 19, 1987, market correction until January 24, 1989. At this writing, the U.S. equity market remains very volatile. We expect that condition to continue, as volatility is a factor of higher valued markets. Despite what the last few years may have suggested, markets do not go in just one direction.

  Our recent experience supported many of the basic tenets of investing:

  - Invest for the long term and don't react to the short-term noise. Investors who got hurt in the October correction were those who had borrowed the money they invested and were forced to sell at low prices. Investors who were able to remain invested and did, lost only some of their above-average gain for the year.

  - Diversification helps reduce overall portfolio risk. Government securities investors, for example, found the bond market to be a safe haven as the bond market rallied during the stock market correction.

  - Investing abroad is complex and requires expert advice. Currency valuations, in particular, can have a significant effect on investment returns.

  Our forecast for the next several months calls for moderate economic growth, stable interest rates and controlled inflation. While we cannot rule out the possibility of another market event that would add to the excitement of equity investing, we would expect the U.S. market to again demonstrate its resiliency.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
  THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                NOW (11/30/97)          6 MONTHS AGO            1 YEAR AGO              2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.88                    6.49                   6.3                      5.71
PRIME RATE(2)                        8.5                     8.5                    8.25                     8.65
INFLATION RATE(3)*                   2.08                    2.3                    3.25                     2.6
THE U.S. DOLLAR(4)                   9.65                    5.52                   4.36                    -2.58
CAPITAL GOODS ORDERS(5)*             9.92                    7.16                   3.3                      8.09
INDUSTRIAL PRODUCTION(5)*            5.51                    4.23                   4.33                     3.4
EMPLOYMENT GROWTH(6)                 2.52                    2.13                   2.15                     1.91

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of October 31, 1997.

Sources: Economics Department, Zurich Kemper Investments, Inc.


  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT AND CHIEF INVESTMENT OFFICER
ZURICH KEMPER INVESTMENTS INC.

December 4, 1997

PERFORMANCE UPDATE

[LANGBAUM PHOTO]

GARY A. LANGBAUM HAS BEEN WITH ZURICH KEMPER INVESTMENTS, INC. (ZKI) SINCE 1988. HE IS EXECUTIVE VICE PRESIDENT OF ZKI AND VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER TOTAL RETURN FUND. LANGBAUM IS A CHARTERED FINANCIAL ANALYST WITH 26 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT. HE RECEIVED HIS BACHELOR'S DEGREE AND COMPLETED HIS MASTER'S OF BUSINESS ADMINISTRATION COURSEWORK FROM THE UNIVERSITY OF MARYLAND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

VOLATILITY RETURNED TO THE MARKET IN A BIG WAY IN 1997. PORTFOLIO MANAGER GARY LANGBAUM USED A "GROWTH AT THE RIGHT PRICE" APPROACH TO HELP MITIGATE PRICE SWINGS AND ACHIEVE A RESPECTABLE RETURN.

Q     GARY, BEFORE YOU DETAIL THE FUND'S PERFORMANCE OVER THE LAST YEAR, COULD
YOU PROVIDE SOME BACKGROUND REGARDING THE PERFORMANCE OF STOCKS IN GENERAL?

A     Overall, it was a good period for equity markets, although it was more volatile than recent years. In broad terms, large company stocks performed the best during the first half of the fiscal year, and smaller stocks performed the best during the last half. For the year ended October 31, 1997, the Russell 1000 Growth Index, the benchmark we use for large company growth stocks, rose 30.47 percent.

  We've gotten used to kinder, gentler markets over the past 36 months or so, with steep moves only occurring in an upward direction. That changed in 1997, but despite bouts of panicky selling and "the party's over" rhetoric, the market finished ahead. If investors didn't get spooked, they ended up with solid gains, and that just highlights the importance of maintaining a long-term focus.

Q     HOW DID THE FUND PERFORM IN COMPARISON?

A     For the year ended October 31, 1997, the fund's total return for Class A shares (unadjusted for any sales charge) was 18.95 percent. Throughout the year, we maintained approximately 35 percent of the portfolio in bonds. While this positioning impeded the fund's returns versus the stock market, it also helped dampen volatility. As far as our peer group is concerned, the Lipper Balanced Fund Category Average returned 19.51 percent for the same period, so we performed in line with the average balanced fund. For us, however, our performance relative to our peers is somewhat disappointing because we were ahead of the Lipper average for most of the fiscal year. Unfortunately, the market downturn during the few months (specifically August and October) hit us a little harder than our competition.

Q     WHY WAS THAT?

A     There were a couple of reasons. First, the uncertainty created by the
Asian currency problems in October prompted many investors to move to high quality growth stocks, particularly in the health care area, and pay just about any price to do so. We, on the other hand, buy those types of stocks only when we believe the price is right. Consequently, we didn't have significant positions in some of the big-name growth stocks that continued to gain regardless of the fundamentals. Second, our aggressive positioning, which had worked for us for most of the fiscal year, worked against us in October.

Q     COULD YOU ELABORATE ON THOSE TWO POINTS?

A     Certainly. We are "growth at the right price" investors. We look at price-to-earnings ratios versus historical norms for given stocks or groups of stocks, make a judgment as to how well they can grow earnings in the future, and then determine if the stock's current price represents a good value. Ideally, we

PERFORMANCE UPDATE

seek companies that have good long-term prospects, but whose prices are down for a short-term reason. Or, to put it another way, we want to find stocks that are likely to grow faster than the market average, but that are priced near the market average.

      Such stocks were out of favor during the last half of the fiscal year.
The market's volatility made many investors nervous, and they decided to fly to big, brand-name stocks and pay any price to do so. For example, the price of the average stock in the S&P 500 is about 20 times this year's earnings right now. Proctor & Gamble, a classic type of growth company, has a current P/E of 27 times this year's earnings. Coke was recently selling at 38 times this year's earnings. Lofty valuations like those make you hesitant. We just don't think there's a lot of upside in a stock priced that highly, and they are susceptible to a big plunge on any bad news. Regardless, the market continued to bid them up.

      We've adhered to our strategy, using corrections to buy good quality companies when they're down. So far the market hasn't rewarded us significantly for our patience, but I believe we'll be vindicated in the long run.

      As is our style, we were fairly aggressive when we saw opportunities. In fast moving markets like this one, you have to move confidently to capture gains.

Q     WHEN DID THIS AGGRESSIVE POSITIONING WORK OUT?

A     We had a large weighting in financial stocks, and they had a strong run this year despite a difficult October. We'll likely maintain this weighting because we believe the sector should continue to outperform the market as a whole. Gains will probably be more selective, however, particularly in light of currency problems in Southeast Asia. Big "money-center" banks in particular may be negatively impacted. Ironically, the difficulties experienced by Asian markets do have one potential positive for the U.S. economy: the Federal Reserve should not raise rates and that bodes well for most financial stocks.

      Another area where we saw value was the consumer cyclical sector, that is, stocks that do well when the economy is healthy and people have more disposable income. That includes retail and leisure industries such as gaming and cruise ships. There has been a lot of demand in these areas, and the fund has benefited from our overweighting there.

      Finally, oil service companies have been one of the strongest areas in the rallying energy sector.

Q     WHAT POSITIONS DIDN'T WORK OUT AS WELL AS YOU'D HOPED?

A     We carried a meaningful weighting in capital goods stocks and basic industry stocks and they haven't responded as we thought they would. We believed they appeared to be attractively valued, and that the economy's solid pace of growth was in their favor. Unfortunately, they've had no pricing power, which is where these companies traditionally can leverage their earnings. The worldwide economy hasn't grown sharply enough, and cost-cutting has kept prices at a standstill.

      We were also light on large drug companies purely for valuation reasons. They simply looked too expensive and vulnerable to any type of economic setback. But they've continued to advance because they're considered safer havens in times of uncertainty. We will look to increase our weighting in these stocks should they come down in price.

Q     YOU'VE TYPICALLY HELD A FAIRLY SUBSTANTIAL WEIGHTING IN TECHNOLOGY STOCKS.
HOW ARE YOU POSITIONED THERE?

A     We moved aggressively in and out of the technology sector as valuations dictated. After they corrected in April, we increased our weighting and enjoyed good performance as a result. In October, technology stocks were being dumped across the board, mainly because investors aren't sure how big an impact the Asian currency problems will have. However, valuations look attractive on solid companies that will likely be little affected by the turbulence in Asian markets. Selected companies will experience earnings disappointments, but overall the widespread disenchantment with technology companies at the end of October is reminiscent of last April, which represented a huge buying opportunity in high quality tech companies. We only had neutral weighting in tech stocks going into October because they'd had such a strong rally during the summer. But we'll probably boost that given the good values we're seeing now.

Q     HOW WAS THE BOND PORTION OF THE PORTFOLIO POSITIONED AND HOW DID THAT
PERFORM?

A     Bonds have consistently made up about 35 percent of the portfolio during the fiscal year. Late in the year, we boosted our weighting in government bonds as a percentage of the total so that they are about 60 percent of the bond position, up from 50 percent. That was to help increase liquidity as well as dampen volatility. Plus, we felt more comfortable that rates would hold

PERFORMANCE UPDATE

steady or move down, which favors government bonds. The majority of our bond assets not invested in governments has been in high yield bonds to help provide some income.

Q     HOW MUCH OF THE PORTFOLIO IS INVESTED INTERNATIONALLY?

A     Our international exposure has been virtually nil this year, and that positioning has been vindicated by the turbulence in international markets, particularly Pacific Rim markets. We simply believe that the domestic market still has strong growth prospects and should be quite a bit more stable than foreign markets. We might increase our international exposure if rates start moving down more aggressively overseas or if we cannot find attractively priced domestic stocks.

Q     WITH THE MARKET NOW WILLING TO MAKE BIG MOVES DOWN AS WELL AS UP, ARE YOU
STILL BULLISH IN YOUR OUTLOOK?

A     Definitely. I believe we should test 8,000 again by year end, and I'm highly confident that we'll break into new highs in 1998. In fact, I believe the big surprise for 1998 will be another 20 percent appreciation year. That would make the fourth successive year of over 20 percent performance, a record for the market.

      Certainly there will be bouts of uncertainty and turbulence. But we continue to enjoy relatively little upward pressure on interest rates, plus modest economic expansion, solid earnings growth and no inflation to speak of. With these factors in place, the environment remains very positive for both stocks and bonds. We think that investors who can keep their heads and maintain a long-term focus should continue to benefit.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED OCTOBER 31, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                          LIFE OF
                                           1-YEAR    5-YEAR    10-YEAR     CLASS
-----------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS A            12.09%   11.12%    12.13%      11.82%       (since 3/02/64)
-----------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS B            14.86      N/A       N/A       13.84        (since 5/31/94)
-----------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS C            17.92      N/A       N/A       14.38        (since 5/31/94)
-----------------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 1/1/79 to 10/31/97
--------------------------------------------------------------------------------

                                                        1/1/79          12/31/85        12/31/91        10/31/97
----------------------------------------------------------------------------------------------------------------
Kemper Total Return Fund Class A(1)                     10000           32967           71990           125595
Russell 1000 Growth Index+                              10000           28186           72895           169047
Lehman Brothers Government/Corporate Bond Index++       10000           22337           40826            62387

                                 [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class B shares from 5/31/94 to 10/31/97
--------------------------------------------------------------------------------

                                                        5/31/94         12/31/95        12/31/96        10/31/97
----------------------------------------------------------------------------------------------------------------
Kemper Total Return Fund Class B(1)                     10000           12011           13847           15581
Russell 1000 Growth Index+                              10000           14445           17784           22011
Lehman Brothers Government/Corporate Bond Index++       10000           11999           12347           13341

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class C shares from 5/31/94 to 10/31/97
--------------------------------------------------------------------------------

                                                        5/31/94         12/31/95        12/31/96        10/31/97
----------------------------------------------------------------------------------------------------------------
Kemper Total Return Fund Class C(1)                     10000           12052           13894           15839
Russell 1000 Growth Index+                              10000           14445           17784           22011
Lehman Brothers Government/Corporate Bond Index++       10000           11999           12347           13341

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75 percent and for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1-year, 3 percent; 5 year, 1 percent; since inception, 0 percent. The maximum CDSC for Class B shares is 4 percent. For Class C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B shares. When reviewing the performance chart, please note that the inception date for the Russell 1000 Growth Index is January 1, 1979. As a result, we are unable to illustrate the life of fund performance (since March 2, 1964) for Kemper Total Return Fund Class A shares. In comparing the Kemper Total Return Fund Class A and Class B to the indices, you should also note that the fund's performance reflects the applicable sales charge, while no such charges are reflected in the performance of the indices.

+ The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is Towers Data Systems.

INDUSTRY SECTORS

A LOOK AT THE EQUITY PORTION OF KEMPER TOTAL RETURN FUND

The equity portion of Kemper Total Return Fund can be reviewed according to the concentration of industry sectors in which the fund invests. The graph below provides a look at how the composition of the common stock portion of the portfolio has changed in a year, by presenting the fund's sectors represented on October 31, 1997, and on October 31, 1996.

                          [EQUITY PORTION BAR GRAPH]


                             KEMPER TOTAL RETURN           KEMPER TOTAL RETURN
                                 ON 10/31/97                   ON 10/31/96
CONSUMER NONDURABLES                 22.0%                         20.5%

FINANCE                              20.6%                         18.6%

TECHNOLOGY                           15.8%                         10.4%

HEALTH CARE                           9.9%                         16.2%

ENERGY                                9.1%                          4.8%

CAPITAL GOODS                         8.8%                         13.2%

UTILITIES                             5.7%                          4.3%

CONSUMER DURABLES                     4.4%                          3.8%

BASIC INDUSTRIES                      1.9%                          4.7%

TRANSPORTATION                        1.8%                          3.5%

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*, THE FUND'S BENCHMARK FOR THE COMMON STOCK PORTION OF THE FUND

The common stock portion of Kemper Total Return Fund can be compared to the Russell 1000 Growth Index as a benchmark. The graph below shows the percentage of the common stocks in the portfolio that each sector of the Kemper Total Return Fund represented on October 31, 1997, compared to the industry sectors of the Russell Growth 1000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                             KEMPER TOTAL RETURN           RUSSELL 1000 GROWTH
                                 ON 10/31/97                   ON 10/31/97
CONSUMER NONDURABLES                 22.0%                         31.1%

FINANCE                              20.6%                          6.8%

TECHNOLOGY                           15.8%                         24.4%

HEALTH CARE                           9.9%                         19.8%

ENERGY                                9.1%                          3.1%

CAPITAL GOODS                         8.8%                          9.6%

UTILITIES                             5.7%                          1.6%

CONSUMER DURABLES                     4.4%                          0.6%

BASIC INDUSTRIES                      1.9%                          2.8%

TRANSPORTAION                         1.8%                          0.2%

* THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT.
                                                                               9

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 9.4 PERCENT OF THE FUND'S TOTAL COMMON STOCK HOLDINGS ON OCTOBER 31, 1997

-------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                        PERCENT
-------------------------------------------------------------------------------------------------------

1.          GENERAL ELECTRIC CO.            Operates in major businesses including power           2.9%
                                            generators, appliances, lighting, plastics, medical
                                            systems, aircraft engines, financial services and
                                            broadcasting.
-------------------------------------------------------------------------------------------------------

2.          MORGAN STANLEY, DEAN WITTER     Financial conglomerate whose businesses include        1.7%
            DISCOVER & CO.                  investment banking, securities brokerage and credit
                                            card services.
-------------------------------------------------------------------------------------------------------

3.          EXXON CORP.                     Explores for and produces crude oil and natural        1.7%
                                            gas; also manufactures petroleum products as well
                                            as exploring and mining for coal.
-------------------------------------------------------------------------------------------------------

4.          FEDERATED DEPARTMENT STORES     One of the nation's leading department store           1.6%
                                            retailers, Federated operates over 350 department
                                            stores and over 100 specialty and clearance stores
                                            in 35 states. Operates under the names
                                            Bloomingdale's, The Bon Marche, Burdine's,
                                            Goldsmith's, Lazarus, Macy's, Rich's and Stern's.
-------------------------------------------------------------------------------------------------------

5.          AMERICAN HOME PRODUCTS CORP.    Manufactures and markets health care products,         1.5%
                                            including pharmaceuticals, consumer health care
                                            products and medical supplies.
-------------------------------------------------------------------------------------------------------

THE FUND'S LARGEST CORPORATE BOND HOLDINGS*

Representing 15.3 percent of the fund's total long-term bond holdings on October 31, 1997

-------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                        PERCENT
-------------------------------------------------------------------------------------------------------

1.          COMCAST                         Operates, develops and manages cable communication     5.3%
                                            systems. The company is also prominent in the
                                            cellular telephone industry in the Mid-Atlantic
                                            region.
-------------------------------------------------------------------------------------------------------

2.          TELEWEST COMMUNICATIONS PLC     Owns and operates 16 cable franchises and has          2.8%
                                            minority interests in seven others.
-------------------------------------------------------------------------------------------------------

3.          TENET HEALTHCARE CORP.          Provides a broad range of health care services via     2.6%
                                            acute care hospitals and related businesses.
-------------------------------------------------------------------------------------------------------

4.          PATHMARK STORES                 An established grocery store chain based primarily     2.3%
                                            on the east coast.
-------------------------------------------------------------------------------------------------------

5.          DELCO REMY INTERNATIONAL        One of the largest manufacturers of automotive         2.3%
                                            batteries and other auto parts.
-------------------------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1997
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS                                                                 PRINCIPAL
                                                                                        AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS                    10.75%, 2003                                       $  9,755       $   12,008
                                       10.75%, 2005                                         57,880           75,190
                                       10.375%, 2009                                        24,405           30,438
                                       9.125%, 2009                                         21,610           25,226
                                       13.875%, 2011                                        87,765          133,485
                                       12.00%, 2013                                          8,200           12,009
                                       10.625%, 2015                                       102,660          151,808
                                       8.75%, 2020                                          14,000           18,268
                                       6.50%, 2026                                          13,010           13,561
                                       6.00%, 2026                                           5,110            4,974
                                       6.625%, 2027                                         10,000           10,603
                                       -----------------------------------------------------------------------------
                                                                                                            487,570
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES                    8.75%, 2000                                           4,300            4,630
                                       7.75%, 2001                                          77,500           82,089
                                       6.625%, 2002                                         16,550           17,088
                                       6.25%, 2003                                          14,800           15,096
                                       7.25%, 2004                                           8,000            8,605
                                       5.875%, 2004                                          2,400            2,408
                                       6.625%, 2007                                          1,725            1,815
                                       6.125%, 2007                                         15,950           16,291
                                       -----------------------------------------------------------------------------
                                                                                                            148,022
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION                   6.50%, 2024                                          39,663           39,260

--------------------------------------------------------------------------------------------------------------------
PROVINCE OF QUEBEC, CANADA             8.625%, 2005                                          8,250            9,265
                                       -----------------------------------------------------------------------------
                                       TOTAL GOVERNMENT OBLIGATIONS--21.1%
                                       (Cost: $668,720)                                                     684,117
                                       -----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                            NUMBER OF
                                                                                          SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.2%                 Air Products & Chemicals                            238,700           18,141
                                       Cementos Mexicanos, S.A. de C.V., "B"               128,500              558
                                       Georgia-Pacific Corp.                               125,000           10,602
                                       Temple-Inland, Inc.                                 141,100            8,096
                                       -----------------------------------------------------------------------------
                                                                                                             37,397
--------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.3%                          Emerson Electric Co.                          380,200           19,937
                                             General Electric Co.                          866,000           55,911
                                             General Motors Corp. - Class H                225,000           14,231
                                             Murata Manufacturing                           14,000              568
                                             Raytheon Co.                                  375,000           20,344
                                             Sundstrand Corp.                              369,800           20,108
                                             Technip, S.A.                                  15,606            1,657
                                          (a)USA Waste Services                            485,500           17,964
                                             U.S. Industries                               375,000           10,078
                                             United Technologies                           153,200           10,724
                                             -----------------------------------------------------------------------
                                                                                                            171,522

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICALS--5.8%                     CVS Corp.                                        332,300       $   20,374
                                             Carnival Corp.                                   300,000           14,550
                                          (a)Consolidated Stores Corp.                        566,250           22,579
                                             Dillard Department Stores                        525,000           20,147
                                             Walt Disney Co.                                  180,000           14,805
                                          (a)Federated Department Stores                      700,000           30,800
                                             Hudson's Bay Co.                                  40,400              925
                                             May Department Stores Co.                        401,900           21,652
                                             PPG Industries                                   235,000           13,307
                                             J.C. Penney Co.                                  100,000            5,869
                                             Rentokil Initial                                 186,000              749
                                             Sony Corp.                                         5,100              424
                                          (a)Toys R Us                                        600,000           20,438
                                             -------------------------------------------------------------------------
                                                                                                               186,619
----------------------------------------------------------------------------------------------------------------------
    CONSUMER DURABLES--2.6%                  Goodyear Tire & Rubber Co.                       212,500           13,308
                                             Honda Motor Co., Ltd.                             14,000              471
                                          (a)Lear Corp.                                       349,300           16,788
                                             Leggett & Platt, Inc.                            484,600           20,232
                                             Magna International, Inc., "A"                   217,500           14,328
                                             Matsushita Electric Industrial Co., Ltd           29,000              487
                                             Stanley Works                                    459,100           19,397
                                             -------------------------------------------------------------------------
                                                                                                                85,011
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--7.5%                       CPC International                                166,000           16,434
                                             Clear Channel Communications                     231,600           15,283
                                             R.R. Donnelley & Sons Co.                        442,000           14,420
                                             General Mills                                    170,000           11,220
                                             Gillette Co.                                     180,000           16,031
                                             H.J. Heinz Co.                                   300,000           13,931
                                             International Flavors & Fragrances               300,000           14,512
                                             Kimberly-Clark Corp.                             375,000           19,477
                                             Newell Co.                                       522,200           20,039
                                             PepsiCo                                          595,000           21,903
                                             Philip Morris Cos.                               275,600           10,921
                                             Procter & Gamble Co.                             269,800           18,346
                                             Sara Lee Corp.                                   350,000           17,894
                                             Seagram Company, Ltd.                            300,000           10,106
                                             Time Warner, Inc.                                375,000           21,633
                                             Tricon Global Restaurant                          59,500            1,804
                                             -------------------------------------------------------------------------
                                                                                                               243,954
----------------------------------------------------------------------------------------------------------------------
ENERGY--5.5%                                 AMOCO Corp.                                      285,000           26,131
                                             Baker Hughes, Inc.                               300,000           13,781
                                             British Petroleum                                 54,483              800
                                             Chevron Corp.                                    125,000           10,367
                                             Exxon Corp.                                      536,800           32,980
                                             Mobil Corp.                                      334,000           24,319
                                             Petro-Canada                                      50,900            1,034
                                             Royal Dutch Petroleum                            480,000           25,260
                                             Schlumberger, Ltd.                               200,000           17,500
                                             Unocal Corp.                                     620,000           25,575
                                             -------------------------------------------------------------------------
                                                                                                               177,747

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------
FINANCE--12.4%                               Allstate Corp.                                   350,000       $   29,028
                                             American Express Co.                             215,000           16,770
                                             American General Corp.                           455,000           23,205
                                             American International Group, Inc.               150,000           15,309
                                             Banc One Corp.                                   323,592           16,867
                                             Banco Santander, S.A.                             18,000              505
                                             BankAmerica Corp.                                210,000           15,015
                                             Bank of Ireland                                  113,860            1,439
                                             Beneficial Corp.                                 200,000           15,337
                                             CITIC Pacific, Ltd.                              187,000              895
                                             Chase Manhattan Corp.                            150,000           17,306
                                          (a)College Construction Loan Insurance
                                               Association, "A", convertible preferred        534,189            6,672
                                             Federal National Mortgage Association            300,000           14,531
                                             First Chicago NBD Corp.                          225,000           16,369
                                             First Union Corp.                                296,850           14,564
                                             Fleet Financial Group, Inc.                      225,000           14,470
                                             HSBC Holdings PLC, ADR                            16,800              380
                                             Household International                           75,000            8,494
                                             ING Groep, N.V.                                   26,971            1,133
                                             Jefferson-Pilot Corp.                            232,000           17,936
                                             KeyCorp                                          267,600           16,374
                                             Merrill Lynch & Co.                              260,000           17,583
                                             Morgan Stanley, Dean Witter Discover & Co.       690,000           33,810
                                             NationsBank                                      330,000           19,759
                                             PNC Bank, N.A.                                   290,000           13,775
                                             Safeco Corp.                                     325,000           15,478
                                             Travelers Group                                  308,333           21,583
                                             Washington Mutual                                268,800           18,396
                                             -------------------------------------------------------------------------
                                                                                                               402,983
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--6.0%                         (a)ALZA Corp.                                       525,000           13,683
                                             Abbott Laboratories                              275,000           16,861
                                             American Home Products Corp.                     405,000           30,021
                                             Baxter International                             300,000           13,875
                                             Bristol-Myers Squibb Co.                         220,000           19,305
                                          (a)British Biotech, PLC                             166,000              283
                                          (a)HealthCare COMPARE Corp.                         378,900           20,366
                                          (a)HEALTHSOUTH Corp.                                700,000           17,894
                                             Merck & Co.                                      155,000           13,834
                                             Perkin-Elmer Corp.                               170,000           10,625
                                             Roche Holding, A.G.                                   90              793
                                          (a)Tenet Healthcare Corp.                           600,000           18,338
                                             United Healthcare Corp.                          400,000           18,525
                                             -------------------------------------------------------------------------
                                                                                                               194,403

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--9.6%                             AMP, Inc.                                        400,000       $   18,000
                                          (a)Cadence Design Systems                           440,000           23,430
                                          (a)Cimlinc, Inc., convertible preferred              37,716              141
                                          (a)Cisco Systems                                    340,000           27,891
                                          (a)Compaq Computer Corp.                            225,000           14,344
                                             Computer Associates International                300,000           22,369
                                          (a)Computer Sciences Corp.                          300,000           21,281
                                             L.M. Ericsson Telephone Co., "B"                  36,205            1,596
                                             Harris Corp.                                     431,200           18,811
                                             Hewlett-Packard Co.                              285,000           17,581
                                             Intel Corp.                                      350,000           26,950
                                             International Business Machines                  225,000           22,064
                                             Linear Technology Corp.                          182,000           11,443
                                          (a)Microsoft Corp.                                   75,000            9,750
                                          (a)Oracle Corp.                                     630,000           22,542
                                             Pitney Bowes                                     250,000           19,828
                                          (a)Solectron Corp.                                  340,000           13,345
                                          (a)Sun Microsystems                                 525,000           17,981
                                             -------------------------------------------------------------------------
                                                                                                               309,347
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.1%                         CSX Corp.                                        410,000           22,422
                                             Canadian National Railway Co.                    450,000           13,416
                                             -------------------------------------------------------------------------
                                                                                                                35,838
----------------------------------------------------------------------------------------------------------------------
UTILITIES--3.4%                              AT&T                                             450,000           22,022
                                             Ameritech Corp.                                  420,000           27,300
                                          (a)AirTouch Communications                          500,000           19,312
                                             SBC Communications, Inc.                         345,000           21,951
                                             Telecom Italia Mobile                            103,300              648
                                             Telefonica del Peru, S.A., ADR                    35,520              970
                                          (a)WorldCom, Inc.                                   565,600           19,018

                                             -------------------------------------------------------------------------
                                                                                                               111,221
                                             -------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--60.4%
                                             (Cost: $1,623,689)                                              1,956,042
                                             -------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS                                                                       PRINCIPAL
                                                                                              AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--.6%                        Case Corp., 6.75%, 2007                         $  2,500            2,517
                                             Euramax International, 11.25%, 2006                8,400            9,093
                                             MMI Products, Inc., 11.25%, 2007                   1,600            1,712
                                             Stone Container Corp., 11.875%, 2016               3,500            3,815
                                             Stone Container Finance Corp., 11.50%, 2006        2,500            2,650
                                             -------------------------------------------------------------------------
                                                                                                                19,787
----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--.3%                           Neenah Corp., 11.125%, 2007                        4,000            4,340
                                             Nortek, 9.875%, 2004                               5,220            5,298
                                             -------------------------------------------------------------------------
                                                                                                                 9,638

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                              AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.4%                     AFC Enterprise, Inc., 10.25%, 2007              $  2,840       $    2,975
                                             AMF Group
                                          (b) 12.25%, 2006                                      1,700            1,288
                                              10.875%, 2006                                     3,500            3,798
                                             Cablevision Systems Corp., 9.25%, 2005             8,200            8,487
                                             Cinemark USA, Inc., 9.625%, 2008                   7,000            7,210
                                             Cole National Group, 9.875%, 2006                  3,360            3,570
                                             Comcast Cable Communications
                                              8.875%, 2017                                      3,250            3,712
                                              8.50%, 2027                                       1,400            1,588
                                             Comcast Corp., 9.375%, 2005                        8,500            8,883
                                          (b)Comcast UK Cable Partners, Ltd.,
                                              11.20%, 2007                                     13,120           10,299
                                             Dayton Hudson Corp., 7.50%, 2006                   2,400            2,531
                                             Delco Remy International, 10.625%, 2006           10,000           10,650
                                          (b)Diamond Cable Communications, PLC,
                                              10.75%, 2007                                      4,500            2,914
                                             Federated Department Stores, 10.00%, 2001          8,150            9,009
                                             Frontiervision, 11.00%, 2006                       5,000            5,412
                                             General Electric Co., 8.625%, 2008                 3,750            4,356
                                             Granite Broadcasting Corp., 9.375%, 2005           5,640            5,619
                                             Harman International Industries, 7.32%, 2007       2,900            2,993
                                             Hilton Hotels Corp.
                                              7.375%, 2002                                      1,750            1,796
                                              7.95%, 2007                                       1,900            2,024
                                             K-III Communications Corp., 8.50%, 2006            4,250            4,293
                                             Kinder-Care Learning Centers, 9.50%, 2009          8,500            8,351
                                             Marriott International, 6.75%, 2009                2,000            1,987
                                             News American Holdings
                                              9.25%, 2013                                       1,750            2,028
                                              8.25%, 2018                                       2,950            3,126
                                             Pathmark Stores, 9.625%, 2003                     11,400           10,716
                                             J.C. Penney Co., 7.95%, 2017                       2,400            2,637
                                             Rogers Cantel Mobile, Inc., 8.80%, 2007            7,900            7,861
                                             Royal Caribbean Cruises, Ltd., 8.25%, 2005         4,250            4,577
                                             Simon DeBartolo Group, Inc., 7.125%, 2007          3,650            3,708
                                             Sinclair Broadcasting Group, Inc.,
                                              10.00%, 2003                                      7,790            8,082
                                             Staples, Inc., 7.125%, 2007                        3,750            3,787
                                             Tele-Communications, Inc., 9.80%, 2012             1,800            2,174
                                          (b)TeleWest Communications, PLC, 11.00%, 2007        17,250           12,894
                                             Time Warner Entertainment Co., L.P.,
                                              8.875%, 2012                                      2,075            2,356
                                             Time Warner, Inc.
                                              9.125%, 2013                                      2,075            2,410
                                              9.15%, 2023                                       2,325            2,744
                                             Trump Atlantic City, 11.25%, 2006                  8,200            8,077
                                             Viacom, Inc., 8.00%, 2006                          9,475            9,309
                                             Windy Hill Pet Food Company, Inc.,
                                              9.75%, 2007                                       3,320            3,370
                                             WorldCom, Inc.
                                              7.75%, 2007                                       2,400            2,528
                                              7.75%, 2027                                       1,800            1,938
                                             -------------------------------------------------------------------------
                                                                                                               208,067
----------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--.7%                       American Radio Systems, 9.00%, 2006                5,740            6,041
                                             Continental Homes Holding, 10.00%, 2006            4,000            4,220
                                             Del Webb Corp., 9.75%, 2008                        8,400            8,484
                                             WestPoint Stevens, 9.375%, 2005                    5,100            5,342
                                             -------------------------------------------------------------------------
                                                                                                                24,087

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                              AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--.4%                        Nabisco, Inc., 8.00%, 2000                      $  4,500       $    4,646
                                             Riverwood International, 10.25%, 2006              8,350            8,496
                                             -------------------------------------------------------------------------
                                                                                                                13,142
----------------------------------------------------------------------------------------------------------------------
ENERGY--.5%                                  Gulf Canada Resources, Ltd., 9.25%, 2004           7,000            7,350
                                             USX Corp., 9.375%, 2012                            3,750            4,553
                                             Wiser Oil Co., 9.50%, 2007                         3,540            3,505
                                             -------------------------------------------------------------------------
                                                                                                                15,408
----------------------------------------------------------------------------------------------------------------------
FINANCE--3.0%                                AB Spintab, 7.50%, 2049                            9,500            9,731
                                             ABN AMRO Bank, 8.25%, 2009                         4,250            4,565
                                             Abbey National, PLC, 7.35%, 2049                   6,300            6,489
                                             Aegon, N.V., 8.00%, 2006                           4,000            4,385
                                             BCH Cayman Islands, Ltd., 7.70%, 2006              1,000            1,047
                                             Banco Central Hispano Americano, 7.50%, 2005       4,000            4,130
                                             Citicorp, 7.125%, 2006                             4,250            4,394
                                             Corporation Andina De Fomento, 7.79%, 2017         3,750            3,817
                                             Crestar Financial Corp., 8.25%, 2002               2,400            2,580
                                             Den Danske Bank, 7.40%, 2010                       4,000            4,113
                                             Empress River Casino Finance, 10.75%, 2002         2,000            2,150
                                             FINOVA Capital Corp., 6.50%, 2002                  3,750            3,771
                                             Fleet Financial Group, Inc., 8.625%, 2007          3,750            4,247
                                             Ford Motor Credit Corp., 7.75%, 2005               2,400            2,557
                                             Lehman Brothers Holdings
                                              7.25%, 2003                                       1,250            1,287
                                              7.375%, 2007                                      4,000            4,133
                                             Morgan Stanley Group, 6.875%, 2007                 3,750            3,802
                                             NationsBank Corp., 9.50%, 2004                     2,400            2,787
                                             Peoples Bank Bridgeport, 7.20%, 2006               3,750            3,799
                                             Repsol International Finance, 7.00%, 2005          5,000            5,199
                                             Scotland International Finance Co., 8.80%, 2004    1,350            1,499
                                             Skandinaviska Enskilda Banken, 6.625%, 2049        6,000            5,984
                                             Svenska Handelsbanken, 7.125%, 2049                7,700            7,740
                                             Wells Fargo & Co., 6.875%, 2006                    3,750            3,806
                                             -------------------------------------------------------------------------
                                                                                                                98,012
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--.5%                             MedPartners, Inc., 7.375%, 2006                    2,100            2,036
                                             Packard BioScience Co., 9.375%, 2007               1,700            1,709
                                             Tenet Healthcare Corp.
                                              10.125%, 2005                                     6,420            6,966
                                              8.625%, 2007                                      5,000            5,113
                                             -------------------------------------------------------------------------
                                                                                                                15,824
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.4%                          Continental Airlines
                                              7.75%, 2014                                       1,944            2,091
                                              6.90%, 2018                                       1,850            1,879
                                             Hayes Wheels International, Inc., 11.00%, 2006     8,000            8,860
                                             -------------------------------------------------------------------------
                                                                                                                12,830

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                              AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------
UTILITIES--1.4%                           (b)Call-Net Enterprises, Inc., 13.25%, 2004        $  6,350       $    5,731
                                             Commonwealth Edison, 7.375%, 2004                  5,350            5,478
                                          (b)International CableTel, Inc., 11.50%, 2006        13,000            9,555
                                          (b)McLeod, Inc., 10.50%, 2007                         6,000            4,140
                                          (b)PanAmSat, L.P., 11.375%, 2003                      8,200            8,108
                                             USA Mobile Communications, Inc. II, 9.50%, 2004    7,950            7,791
                                             U.S. West Capital Funding, Inc., 7.90%, 2027       4,250            4,481
                                             -------------------------------------------------------------------------
                                                                                                                45,284
                                             -------------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS--14.2%
                                             (Cost: $452,074)                                                  462,079
                                             -------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                                 Yield--5.55% to 5.70%
INSTRUMENT--3.4%                             Due--November and December, 1997
                                             (Cost: $111,022)                                 111,300          111,020
                                             -------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--99.1%
                                             (Cost: $2,855,505)                                              3,213,258
                                             -------------------------------------------------------------------------
                                             CASH AND OTHER ASSETS, LESS LIABILITIES--.9%                       28,125
                                             -------------------------------------------------------------------------
                                             NET ASSETS--100%                                               $3,241,383
                                             -------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

Based on the cost of investments of $2,855,505,000 for federal income tax purposes at October 31, 1997, the gross unrealized appreciation was $383,510,000, the gross unrealized depreciation was $25,757,000 and the net unrealized appreciation on investments was $357,753,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TOTAL RETURN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Total Return Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Total Return Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 16, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,855,505)                                              $3,213,258
--------------------------------------------------------------------------
Cash                                                                   629
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  69,382
--------------------------------------------------------------------------
  Fund shares sold                                                   1,854
--------------------------------------------------------------------------
  Dividends and interest                                            26,468
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,311,591
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             62,677
--------------------------------------------------------------------------
  Fund shares redeemed                                               3,557
--------------------------------------------------------------------------
  Management fee                                                     1,496
--------------------------------------------------------------------------
  Distribution services fee                                            747
--------------------------------------------------------------------------
  Administrative services fee                                          694
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               909
--------------------------------------------------------------------------
  Trustees' fees                                                       128
--------------------------------------------------------------------------
    Total liabilities                                               70,208
--------------------------------------------------------------------------
NET ASSETS                                                      $3,241,383
--------------------------------------------------------------------------

--------------------------------------------------------------------------

 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Paid-in capital                                                 $2,428,172
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     441,829
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         357,753
--------------------------------------------------------------------------
Undistributed net investment income                                 13,629
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,241,383
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,079,560 / 183,370 shares outstanding)                         $11.34
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $12.03
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,132,158 / 99,967 shares outstanding)                          $11.33
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($17,472 / 1,541 shares outstanding)                              $11.34
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($12,193 / 1,076 shares outstanding)                              $11.33
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
  Interest                                                      $ 95,024
------------------------------------------------------------------------
  Dividends                                                       30,632
------------------------------------------------------------------------
    Total investment income                                      125,656
------------------------------------------------------------------------
Expenses:
  Management fee                                                  17,084
------------------------------------------------------------------------
  Distribution services fee                                        8,814
------------------------------------------------------------------------
  Administrative services fee                                      7,532
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           9,329
------------------------------------------------------------------------
  Professional fees                                                   86
------------------------------------------------------------------------
  Reports to shareholders                                            733
------------------------------------------------------------------------
  Trustees' fees and other                                            56
------------------------------------------------------------------------
    Total expenses                                                43,634
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             82,022
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                          446,008
------------------------------------------------------------------------
  Net realized loss from futures transactions                     (7,661)
------------------------------------------------------------------------
    Net realized gain                                            438,347
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            17,097
------------------------------------------------------------------------
Net gain on investments                                          455,444
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $537,466
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                    YEAR ENDED OCTOBER 31,
                                                                   1997                 1996
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income                                         $   82,022               70,717
-----------------------------------------------------------------------------------------------
  Net realized gain                                                438,347              396,108
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             17,097              (58,142)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               537,466              408,683
-----------------------------------------------------------------------------------------------
Net equalization charges                                            (1,348)              (2,799)
-----------------------------------------------------------------------------------------------
  Distribution from net investment income                          (81,608)             (83,169)
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (395,023)            (136,617)
-----------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (476,631)            (219,786)
-----------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions            161,098              (91,842)
-----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       220,585               94,256
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------

Beginning of year                                                3,020,798            2,926,542
-----------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$13,629 and $14,605, respectively)                              $3,241,383            3,020,798
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Total Return Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $17,084,000 for the year ended October 31, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                           COMMISSIONS
                                                                  COMMISSIONS            ALLOWED BY ZKDI
                                                                RETAINED BY ZKDI            TO FIRMS
                                                                ----------------         ---------------
                             Year ended October 31, 1997            $191,000               1,591,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                              DISTRIBUTION FEES          COMMISSIONS AND
                                                                   AND CDSC           DISTRIBUTION FEES PAID
                                                              RECEIVED BY ZKDI          BY ZKDI TO FIRMS
                                                              -----------------      -----------------------
                             Year ended October 31, 1997        $10,198,000                3,892,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these

NOTES TO FINANCIAL STATEMENTS

                             services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                        ASF PAID BY ZKDI
                                                             ASF PAID BY         -------------------------------
                                                           THE FUND TO ZKDI      TO ALL FIRMS      TO AFFILIATES
                                                           ----------------      ------------      -------------
                             Year ended October 31, 1997      $7,532,000          7,603,000           22,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $7,212,000 for the year ended October 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $43,000 to independent trustees.

--------------------------------------------------------------------------------

4    TRANSACTIONS            For the year ended October 31, 1997, investment
     INVESTMENT              transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                $3,921,973

                             Proceeds from sales                       4,209,938

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                YEAR ENDED OCTOBER 31,
                                                                       1997                               1996
                                                              -----------------------            -----------------------
                                                              SHARES         AMOUNT              SHARES         AMOUNT
                                       ---------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                15,216       $ 167,389            14,891       $  157,710
                                       ---------------------------------------------------------------------------------
                                        Class B                13,404         147,504            13,124          139,556
                                       ---------------------------------------------------------------------------------
                                        Class C                   748           8,218               572            6,084
                                       ---------------------------------------------------------------------------------
                                        Class I                   422           4,707               298            3,158
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                28,102         284,189            12,664          128,872
                                       ---------------------------------------------------------------------------------
                                        Class B                16,342         164,518             7,404           75,047
                                       ----------------------------------------------------------------------------------
                                        Class C                   177           1,792                43              435
                                       ---------------------------------------------------------------------------------
                                        Class I                   180           1,820                99            1,011
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (35,349)       (386,500)          (34,314)        (361,075)
                                       ---------------------------------------------------------------------------------
                                        Class B               (20,367)       (222,852)          (22,191)        (234,855)
                                       ---------------------------------------------------------------------------------
                                        Class C                  (365)         (4,008)             (139)          (1,482)
                                       ---------------------------------------------------------------------------------
                                        Class I                  (509)         (5,679)             (596)          (6,303)
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 9,946         109,458             5,021           53,080
                                       ---------------------------------------------------------------------------------
                                        Class B                (9,963)       (109,458)           (5,028)         (53,080)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $ 161,098                         $  (91,842)
                                       ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------
                                                            Class A
                                           ----------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                           ----------------------------------------
                                             1997    1996    1995    1994    1993
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of year           $11.28   10.60    9.10   11.23   10.07
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .31     .28     .29     .19     .30
-----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.57    1.24    1.46   (1.01)   1.54
-----------------------------------------------------------------------------------
Total from investment operations               1.88    1.52    1.75    (.82)   1.84
-----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .33     .34     .25     .23     .24
-----------------------------------------------------------------------------------
  Distribution from net realized gain          1.49     .50      --    1.08     .44
-----------------------------------------------------------------------------------
Total dividends                                1.82     .84     .25    1.31     .68
-----------------------------------------------------------------------------------
Net asset value, end of year                 $11.34   11.28   10.60    9.10   11.23
-----------------------------------------------------------------------------------
TOTAL RETURN                                  18.95%  15.34   19.46   (7.92)  19.08
-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------
Expenses                                       1.01%   1.05    1.12    1.13    1.02
-----------------------------------------------------------------------------------
Net investment income                          2.92%   2.76    3.00    2.34    2.94
-----------------------------------------------------------------------------------

                                           ----------------------------------------
                                                         Class B
                                           ----------------------------------------
                                           YEAR ENDED OCTOBER 31,       MAY 31, TO
                                           ----------------------       OCTOBER 31,
                                             1997      1996    1995         1994
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of period         $11.27     10.59      9.09        9.24
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .22       .19       .20         .06
-----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.55      1.23      1.46        (.16)
-----------------------------------------------------------------------------------
Total from investment operations               1.77      1.42      1.66        (.10)
-----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .22       .24       .16         .05
-----------------------------------------------------------------------------------
  Distribution from net realized gain          1.49       .50        --          --
-----------------------------------------------------------------------------------
Total dividends                                1.71       .74       .16         .05
-----------------------------------------------------------------------------------
Net asset value, end of period               $11.33     11.27     10.59        9.09
-----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 17.86%    14.28     18.42       (1.06)
-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------
Expenses                                       1.95%     1.99      2.05        2.03
-----------------------------------------------------------------------------------
Net investment income                          1.98%     1.82      2.07        1.57
-----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------   ---------------------------
                                                         CLASS C                            CLASS I
                                           ------------------------------------   ---------------------------
                                                                      MAY 31       YEAR ENDED
                                           YEAR ENDED OCTOBER 31,       TO         OCTOBER 31,     JULY 3 TO
                                           ----------------------   OCTOBER 31,   -------------   OCTOBER 31,
                                            1997    1996    1995       1994       1997    1996       1995
-------------------------------------------------------------------------------   ---------------------------
-------------------------------------------------------------------------------   ---------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------   ---------------------------
Net asset value, beginning of period       $11.28   10.61    9.09       9.24      11.27   10.61      10.07
-------------------------------------------------------------------------------   ---------------------------
Income from investment operations:
  Net investment income                       .22     .20     .21        .06        .36     .32        .10
-------------------------------------------------------------------------------   ---------------------------
  Net realized and unrealized gain (loss)    1.56    1.22    1.48       (.16)      1.55    1.23        .52
-------------------------------------------------------------------------------   ---------------------------
Total from investment operations             1.78    1.42    1.69       (.10)      1.91    1.55        .62
-------------------------------------------------------------------------------   ---------------------------
Less dividends:
  Distribution from net investment income     .23     .25     .17        .05        .36     .39        .08
-------------------------------------------------------------------------------   ---------------------------
  Distribution from net realized gain        1.49     .50      --         --       1.49     .50         --
-------------------------------------------------------------------------------   ---------------------------
Total dividends                              1.72     .75     .17        .05       1.85     .89        .08
-------------------------------------------------------------------------------   ---------------------------
Net asset value, end of period             $11.34   11.28   10.61       9.09      11.33   11.27      10.61
-------------------------------------------------------------------------------   ---------------------------
TOTAL RETURN (NOT ANNUALIZED)               17.92%  14.31   18.76      (1.05)     19.40   15.64       6.21
-------------------------------------------------------------------------------   ---------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------   ---------------------------
Expenses                                     1.90%   1.89    1.86       2.00        .71     .72        .61
-------------------------------------------------------------------------------   ---------------------------
Net investment income                        2.03%   1.92    2.26       1.60       3.22    3.09       2.97
-------------------------------------------------------------------------------   ---------------------------

------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------------
                                                 1997        1996        1995        1994        1993
------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)      $3,241,383   3,020,798   2,926,542   2,864,322   1,509,687
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              122%         85         142         121         180
------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the years ended October 31, 1997 and 1996 were $.0578 and $.0580, respectively.
------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

NOTES

                                                                           NOTES

TRUSTEES AND OFFICERS

TRUSTEES                        OFFICERS



STEPHEN B. TIMBERS              GARY A. LANGBAUM
President and Trustee           Vice President

DAVID W. BELIN                  CHARLES R. MANZONI, JR.
Trustee                         Vice President

LEWIS A. BURNHAM                JOHN E. NEAL
Trustee                         Vice President

DONALD L. DUNAWAY               STEVEN H. REYNOLDS
Trustee                         Vice President

ROBERT B. HOFFMAN               PHILIP J. COLLORA
Trustee                         Vice President
                                and Secretary
DONALD R. JONES
Trustee                         JEROME L. DUFFY
                                Treasurer
SHIRLEY D. PETERSON
Trustee                         ELIZABETH C. WERTH
                                Assistant Secretary
WILLIAM P. SOMMERS
Trustee




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                     ZURICH KEMPER SERVICE COMPANY
SERVICE AGENT                   P.O. Box 419557
                                Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                   INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                  801 Pennsylvania
                                Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS            ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER           ZURICH KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com




[KEMPER LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)



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This report is not to be distributed
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Kemper Equity Funds/Growth Style.
KTRF - 2 (12/97) 1040950